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                                 Exhibit 10.21


                         Form of Warrants Outstanding




                Date (as of)              No. of Shares
                4/21/97                    6,250
                5/1/97                    61,000
                8/10/97                    4,824
                8/10/97                      655
                8/10/97                      394
                8/10/97                      236
                8/10/97                      142
                8/10/97                    1,152
                8/10/97                      279
                8/10/97                      272
                8/10/97                      337
                8/10/97                      337
                8/10/97                      337
                8/10/97                    2,338
                8/10/97                      655
                8/10/97                      320
                8/10/97                      302
                8/10/97                      328
                10/31/97                   6,250
                10/31/97                   6,250
                10/31/97                   6,250
                10/31/97                  12,500
                10/31/97                   6,850
                10/31/97                   7,500





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          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES
            ACT OF 1933 NOR UNDER APPLICABLE STATE SECURITIES LAWS
           AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF
              UNLESS IT HAS BEEN REGISTERED UNDER SUCH LAWS OR AN
                   EXEMPTION FROM REGISTRATION IS AVAILABLE




                                                             As of May 1, 1997

                            STOCK PURCHASE WARRANT

                 To Subscribe for and Purchase Common Stock of
                           Worldwide Wireless, Inc.





         THIS CERTIFIES that ___________________, for value received, or his or her registered assigns, is entitled, subject to the terms of Section 1 hereof, to subscribe for and purchase from WORLDWIDE WIRELESS, INC., a Delaware corporation (hereinafter called the "Company"), at the lesser of (i) $3.00 or (ii)at the price equal to fifty percent (50%) of the price per share of the Company's common stock, $.01 par value (the "Common Stock"), issued pursuant to a public offering (the "Public Offering") pursuant to an effective Registration Statement filed with the Securities and Exchange Commission (such exercise price, as from time to time to be adjusted as hereinafter provided, being hereinafter called the "Warrant Price") as such initial public offering price is set forth on the cover page of the final prospectus to such Public Offering. This Warrant may be exercised, in whole or in part,, at any time Monday through Friday, 9:00 a.m. through 4:00 p.m., EST, after the end of the thirteenth (13th) month but not later than the end of the thirty sixth (36th) month following the month during which the Company receives payment of the last proceeds from the sale of its common stock pursuant to the Public Offering, up to fully paid, nonassessable shares of Common Stock, $.01 par value, of the Company, subject, however, to the provisions and upon the terms and conditions hereinafter set forth, including, without limitation, the provisions of Section 1, Section 3 and Section 4 hereof and provided, however, that this Warrant shall become exercisable on January 1, 1998 and shall expire on January 1, 2001 in the event the Public Offering has not been declared effective by the Securities and Exchange Commission on or before December 31, 1997.

         Section 1.  Exercise of Warrant.

         (a) This Warrant may be exercised by the holder hereof, in whole or in part (but not as to a fractional share of Common Stock), by the completion of the subscription form attached hereto and by the surrender of this Warrant (properly endorsed) at the office of the Company in New York, New York (or at such other agency or office of the Company in the United States as it may designate by notice in writing to the holder hereof at the address of the holder hereof appearing on the books of the Company). Payment for said shares may be made either by (i) cash or check payable to the Company, accompanying the notice of the exercise, or
                  (ii) by surrendering to the Company shares of Common Stock having a Market Value equal to the Warrant Price for shares being purchased upon exercise, in each case accompanied by the notice of exercise. In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the holder hereof, shall be delivered to the holder hereof within a reasonable time, not exceeding five business days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired or been exercised in full, a new Warrant representing the number of shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof within such time. With respect to any such exercise, the holder hereof shall for all purposes be deemed to have become the holder of record of the number of shares of Common Stock evidenced by such certificate or certificates from the date on which this Warrant was surrendered and payment of the Warrant Price was made irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date on which the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open. No fractional shares shall be issued upon exercise of this Warrant. If any fractional interest in a share of Common Stock would, except for the provisions of this Section 1, be delivered upon any such exercise, the Company, in lieu of delivering the fractional share thereof, shall pay to the holder hereof an amount in cash equal to the current market price of such frac tional interest as determined in good faith by the Board of Directors of the Company. Unless the exercise of the Warrants shall occur when the shares have not been registered pursuant to the Public Offering, the shares shall bear a restrictive legend in substantially the following form:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("THE ACT") AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY."

         (b) In lieu of exercising this Warrant pursuant to Paragraph 1(a) hereof, the holder may elect to receive shares of Common Stock equal to the value of this Warrant determined in the manner described below (or any portion thereof remaining unexercised) upon delivery of this Warrant at the offices of the Company or at such other address as the Company may designate by notice in writing to the registered holder hereof with the Notice of Cashless Exercise Form to be provided on request by the Company duly executed. In such event, the Company shall issue to the holder a number of shares of the Company's Common Stock computed using the following formula:

                                  X = Y (A-B)
                                      ------
                                         A

                  Where X = the number of shares of Common Stock to be issued to the holder.

                  Y = the number of shares of Common Stock purchasable under this Warrant (at the date of such calculation).

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                  A = the Market Value of the Company's Common Stock on the
                  business day immediately preceding the day on which the Notice of Cashless Exercise is received by the Company.

                  B = Warrant Price (as adjusted to the date of such calculation).

         (c)      For purposes of this Warrant:

                  (i) the Market Value of a share of Common Stock or other equity security of the Company on any date shall be equal to:

                           (A) the closing sale price per share (or other unit in which such security is denominated) as published by a national securities exchange on which shares of Common Stock (or other units of the security) are traded (an "Exchange") on such date or, if there is no sale of Common Stock (or other units) on such date, the average of the bid and asked prices on such exchange at the close of trading on such date, or

                           (B) if shares of Common Stock (or other unit) are not listed on a national securities exchange on such date, the closing price per share (or other unit) as published on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") National Market System if the shares (or other units) are quoted on such system on such date, or

                           (C) the average of the bid and asked prices in the over-the-counter market at the close of trading on such date if the shares (or other units) are not traded on an exchange or listed on the NASDAQ National Market System, or

                           (D)      if the security is not traded on a
                                    national securities exchange or in the
                                    over-the-counter market, the fair market value of a share of Common Stock (or other unit) on such date as determined in good faith by the Board of Directors. Notwithstanding the foregoing, a regional stock exchange shall not be deemed to be a national securities exchange unless the trading volume of the Common Stock on such exchange exceeds the trading volume on NASDAQ or the over-the-counter market for the thirty-day period ended on the date immediately preceding the date this Warrant is exercised.

                  (ii) If the Holder disagrees with the determination of the Market Value of any securities of the Company determined by the Board of Directors under subparagraph 1(c)(i)(D), the Market Value of such securities shall be determined by an independent appraiser acceptable to the Company and the holder (or, if they cannot agree on such an appraiser, by an independent appraiser selected by each of them, and Market Value shall be the median of the appraisals made by such appraisers). If there is one appraiser, the cost of the appraisal shall be shared equally between the Company and the holder. If there are two appraisers, each of the Company and the holder shall pay for its own appraisal.

         Section 2. Adjustment of Number of Shares. Upon each adjustment of the Warrant Price as provided herein (other than an adjustment pursuant to Section 4 of this Warrant, which shall not result in any adjustment to the number of shares purchasable pursuant hereto), the holder of this Warrant shall thereafter be entitled to purchase, at the Warrant Price resulting from such adjustment, the number of shares (calculated to the nearest tenth of a share) obtained by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Price resulting from such adjustment.

         Section 3. Adjustment of Price Upon Issuance of Common Stock. If and whenever the Company shall issue or sell any shares of its Common Stock (as defined in paragraph 3(h)) in a transaction described in paragraphs (a), (b) or (c) of this Section 3, for a consideration per share less than the Warrant Price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Warrant Price shall be reduced to the price (calculated to the nearest $.001) determined by dividing: (a) an amount equal to the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issue or sale (including as outstanding all shares of Common Stock issuable upon exercise of this Warrant immediately prior to such issue or sale) multiplied by the then existing Warrant Price, and (y) the consideration, if any, received by the Company upon such issue or sale; by (b) the total number of shares of Common Stock outstanding immediately after such issue or sale (including as outstanding all shares of Common Stock issuable upon exercise of this Warrant immediately prior to such issue or sale). No adjust ments of the Warrant Price, however, shall be made in an amount less than $.001 per share, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to $.001 per share or more. Notwithstanding any other provisions of this Section, no adjustments to the Warrant Price shall be made prior to the date that the exercise price of the Warrant is established pursuant to the completion of the Public Offering by the Company, as defined above.

         For purposes of this Section 3, the following paragraphs (a) to (h), inclusive, shall be applicable:

         (a) Stock Dividends. If the Company shall declare a dividend or make any other distribution upon any stock of the Company payable in Common Stock, or any options for the purchase of Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Shares") any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued in a subdivision of outstanding shares as provided in paragraph 3(h) below.

         (b) Subdivision or Combination of Stock. If the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Warrant Price in effect immediately prior to such subdivision shall be proportionately reduced, i.e., the holder shall be entitled to purchase after such subdivision, for the same consideration as applicable prior to such subdivision, the same percentage of outstanding Common Stock that such holder was entitled to purchase prior to such subdivision, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall be proportionately increased.

         (c) Reorganization, Reclassification, Consolidation, Merger or Sale. If any capital reorganization or reclassification of the capital stock of the Company or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made whereby each holder of the Warrants shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock of the Company immediately theretofore receivable upon the exercise of such Warrant or Warrants, such shares of stock, securities or assets (including cash) as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of such stock immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Warrant Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such Warrants (including an immediate adjustment, by reason of such consolidation or merger, of the Warrant Price to the value for the Common Stock reflected by the terms of such consolidation or merger if the value so reflected is less than the Warrant Price in effect immediately prior to such consolidation or merger). In the event of a merger or consoli dation of the Company as a result of which a greater or lesser number of shares of common stock of the surviving corporation are issuable to holders of Common Stock of the Company outstanding immediately prior to such merger or consolidation, the Warrant Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock of the Company. The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument executed and mailed or delivered to each Warrant holder at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive upon exercise of such Warrants.

         (d) Notice of Adjustment. Upon any adjustment of the Warrant Price, then and in each such case the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to each Warrant holder at the address of such holder as shown on the books of the Company, which notice shall state the Warrant Price resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         (e) Stock to Be Reserved. The Company will at all times reserve and keep available out of its authorized Common Stock or its treasury shares, solely for the purpose of issuance upon the exercise of this Warrant as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of this Warrant. The Company covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Company covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the effective Warrant Price. The Company will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which the Common Stock of the Company may be listed. The Company will not take any action which results in any adjustment of the Warrant Price if the total number of shares of Common Stock issued and issuable after such action upon exercise of this Warrant would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation. The Company has not granted and will not grant any right of first refusal with respect to shares issuable upon exercise of this Warrant, and there are no preemptive rights associated with such shares.

         (f) Issue Tax. The issuance of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the holder hereof for any issuance tax in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Warrantholder.

         (g) Closing of Books. The Company will at no time close its transfer books against the transfer of the shares of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

         (h) Definition of Common Stock. As used herein the term "Common Stock" shall mean and include the 20,000,000 shares of common stock, par value $.01 per share, as authorized on the date hereof and also any capital stock of any class of the Company hereinafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company; provided, however, that the shares purchasable pursuant to this Warrant shall include only shares designated as Common Stock, $.01 par value, of the Company on the date hereof, or shares of any class or classes resulting from any reclassification or reclassifications thereof and in case at any time there shall be more than one such resulting class, the shares of each class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

         Section 4.  Notices of Record Dates.  In the event of:

         (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution (other than cash dividends out of earned surplus), or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any right to sell shares of stock of any class or any other right; or

         (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other corporation or entity; or

         (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then and in each such event the Company will give notice to the holder of this Warrant specifying: (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and stating the amount and character of such dividend, distribution or right; and (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock will be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be given at least 20 days and not more than 90 days prior to the date therein specified, and such notice shall state that the action in question or the record date is subject to (x) the effectiveness of a registration statement under the Securities Act of 1933 and applicable state securities laws, or (y) a favorable vote of stockholders, if either is required.

         Section 5.  No Stockholder Rights or Liabilities.

         (a) Except as set forth in paragraph 5(b), this Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof shall give rise to any liability of such holder for the Warrant Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         (b) At any time while this Warrant is outstanding, the Company shall, prior to making any distribution of its property or assets to the holders of its Common Stock as a dividend in liquidation or partial liquidation or by way of return of capital or any dividend payable out of funds legally available for dividends under the laws of the State of Delaware, give to the holder of this Warrant, not less than 20 days prior written notice of any such distribution. If such holder shall exercise this Warrant on or prior to the date of such distribution set forth in such notice, such holder shall be entitled to receive, upon such exercise: (i) the number of shares of Common Stock receivable pursuant to such exercise; and (ii) without payment of any additional consideration, a sum equal to the amount of such property or assets as would have been payable to the holder hereof as an owner of the shares described in clause (i) of this paragraph 5(b) had the holder hereof been the holder of record of such shares on the record date for such distribution; and an appropriate provision with respect to such payment to such holder as described in this paragraph 5(b) shall be made a part of any such distribution.

         Section 6. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may in its discretion reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

         Section 7. Most Favored Holder. The Company agrees that if a Warrant is issued to any other person, firm or entity on or before the filing of the Public Offering on terms more favorable, in whole or in part, than the terms of this Warrant, that the registered holder shall be entitled to have this Warrant amended and modified to provide for the same more favorable terms.

         Section 8. Transfer of Warrants. The Warrants shall be transferable only on the Warrant Register upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney, the original power of attorney , duly approved, or an official copy thereof, duly certified, shall be deposited with the Company. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited with the Company in its discretion. Upon any registration of transfer, the Company shall deliver a new Warrant certificate or certificates to the person entitled thereto. Notwithstanding the foregoing, the Company shall have no obligation to cause Warrants to be transferred on the Warrant Register to any person, unless the Holder of such Warrants shall furnish to the Company evidence of compliance with the Securities Act of 1933, as amended (the "Act"), in accordance with the provisions of Section 12 below.

         Section 9.  Registration Rights.

         (a) The Company agrees that at any time, and from time to time, that it proposes to register any of its Common Stock under the Act on Form S-1 or any other form of registration statement then available for the registration under the Act of securities of the Company and which is appropriate for the inclusion therein of the shares purchasable upon exercising this Warrant (the "Warrant Shares"), it will give written notice to the holder of this Warrant of its intention so to do and upon the written request of the holder of this Warrant (which request shall state the intended method of disposition or sale of such shares) who intends to exercise or transfer this Warrants upon the effectiveness of such registration, given within 20 days after receipt of any such notice from the Company (a "Holder Request"), the Company will in each instance use all reasonable efforts to cause all Warrant Shares relating to this Warrant held by any such requesting holder to be registered under the Act and registered, qualified or exempted under any state securities law, all to the extent reasonably necessary to permit the sale or other disposition thereof in the manner stated in such request by such holder, the Company shall use all reasonable efforts to maintain the effectiveness of such registrations, qualifications and/or exemptions for a period of at least three (3) years; provided, however, that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 9 without obligation to the holder of this Warrant and the obligation to give such notice and to use all reasonable efforts shall not apply to any proposal of the Company to register any of its securities under the Act:

                  (i)      on Form S-8 (or any successor form),

                  (ii) in connection with any stock option, stock purchase or other benefit plan,

                  (iii) for the purpose of offering such securities to another business entity or the shareholders of such entity in connection with the acquisition of assets or shares of capital stock, respectively, of such entity, or

                  (iv) more than two years after the date on which the Warrant is exercised in full.

         (b) In connection with any offering under this Section 9 involving an underwriting, the Company shall not be required to include any Warrant Shares in such offering unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (provided that such terms must be consistent with this Agreement) and that the holder may withdraw from the offering without prejudice to its rights hereunder in the event the holder does not agree to such terms, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company, provided, however, that the holder may not be subject to any lockup agreement for a period longer than any principal shareholder or officer or director of the Company. If in the opinion of the managing underwriter, the registration of all, or part of, the Warrant Shares that the holder have requested to be in included would materially and adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of warrant Shares, if any, that the managing underwriter believes may be sold without causing such adverse effect. If the number of Warrant Shares to be included in the underwriting in accordance with the foregoing is less than the total number of shares that the holders of Warrant Shares have requested to be included, then the holders of Warrant Shares who have requested registration and other holders of shares of Common Stock entitled to include shares of Common Stock in such registration shall participate in the underwriting pro rata based upon their total ownership of shares of Common Stock of the Company (giving effect tot he exercise of the Warrant, if no previously exercised, and conversion into Common Stock of all securities convertible there into). If any holder would thus be entitled to include more shares than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata based upon their total ownership of shares of Common Stock registrable in the offering.

         Section 10. Notices. Any notice or other communication to be given hereunder shall be in writing and mailed or telecopied to such party at the address or number set forth below:

         If to the Company:                 Worldwide Wireless, Inc.
                                            P.O. Box 470
                                            Ascutney, VT 05030
                                            Attention: Mr. Scott Wendel
                                            Telephone No.: (802) 674-2206
                                            Telecopier No.: (802) 674-2751

         If to the Holder:                  To the address set forth in the
                                            records of the Company

or to such other person, address or number as the party entitled to such notice or communication shall have specified by notice to the other party given in accordance with the provisions of this Section. Any such notice or other communication shall be deemed given: (i) if mailed, when deposited in the mail, properly addressed and with postage prepaid; or (ii) if sent by telecopy, when transmitted.

         Section 11. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to such jurisdiction's principles of conflict of laws.

         IN WITNESS WHEREOF, the duly authorized agent of WORLDWIDE WIRELESS, INC. has executed this Warrant as of the 1st day of May, 1997.

                                    WORLDWIDE WIRELESS, INC.

                                    By:  /s/
                                       ------------------------------------
                                             Chief Executive Officer

                       SUBSCRIPTION FORM TO BE EXECUTED
                         UPON EXERCISE OF THE WARRANT


                                                            Date: ____________

To: Worldwide Wireless, Inc.

         The undersigned, pursuant to the provisions set forth in the within Warrant, hereby agrees to subscribe for and purchase _____ shares of Common Stock covered by such Warrant, and herewith tenders __________ in full payment of the purchase price for such shares.


                                    Name of Holder:


                                    ____________________________________________

                                    Address:          __________________________

                                                      __________________________

                                                      __________________________

                             ASSIGMENT OF OPTION

         Ther undersigned hereby transfers, assigns and covneys to Elizabeth Valente his rights to acquire 25,000 shares of the stock of Worldwide Wireless, Inc. pursuant to a non-qualified stock option issue to the undersigned as of November 10, 1997.

                                 --------------------------------------------
                                 Alan R. Ackerman


                                   CONSENT

         On behalf of Worldwide Wireless, Inc. the undersigned hereby consents to the above described assignment.


Dated: As of November 10, 1997


                                 WORLDWIDE WIRELESS, INC.


                                 By:__________________________________________
                                    Scott A. Wendel, Chief Executive Officer